UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York,			NY 10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2009

ITEM 1.                             REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / FEBRUARY 28, 2009

Western Asset Global Partners Income Fund Inc.
(GDF)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	20

Statement of operations	21

Statements of changes in net assets	22

Statement of cash flows	23

Financial highlights	24

Notes to financial statements	25

Board approval of management and subadvisory agreements	37

Additional shareholder information	45

Dividend reinvestment and cash purchase plan	46

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd. in Japan (“Western Japan”) and Western Asset Management Company Limited in London (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended February 28, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982.

When the reporting period began, there continued to be speculation as to whether the U.S. would experience a recession and, if so, how deep and prolonged it would be. This speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. Regardless of how one defines a recession, it has felt as if we have been in the midst of an economic slowdown for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has continued to weaken. The Commerce Department reported that spending by consumers declined 3.8% during the third quarter of 2008 and fell 4.3% in the fourth quarter.

In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last fourteen months ended February 2009. Over that period, 4.4 million jobs were lost, with nearly half of the total occurring during the last three months. In addition, in February 2009, the unemployment rate hit 8.1%, the highest since 1983. Another strain on the economy, the housing market, has yet to bottom. According to the National Association of Realtors, existing home sales fell to a nearly twelve-year low in January 2009, with nearly half of the sales involving distressed property transactions, such as foreclosures.

Western Asset Global Partners Income Fund Inc.  |  I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiii was 2.00%. While the Fed had cut rates a total of 2.25%, from 4.25% to 2.00% during the first four months of 2008, it then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent—a historic low—and maintained this stance during its next meetings in January and March 2009. In conjunction with the March meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Prior to the beginning of the reporting period, in March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. In recent months, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). TALF will initially lend up to $200 billion to eligible owners of certain AAA-rated asset-backed securities backed by newly and recently originated auto loans, credit card loans, student loans and Small Business Administration (“SBA”) guaranteed loans. The Fed has also floated the idea of purchasing certain Treasury securities in an attempt to bring down long-term interest rates.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the six-month reporting period ended February 28, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility.

II  |  Western Asset Global Partners Income Fund Inc.

While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended February 28, 2009, two-year Treasury yields fell from 2.36% to 1.00%. Over the same time frame, ten-year Treasury yields moved from 3.83% to 3.02%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the six months ended February 28, 2009. While the asset class rallied in December 2008 and January 2009, it was not enough to overcome earlier flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008, as well as in February 2009. During those four months, the Citigroup High Yield Market Indexiv (the “Index”) returned -8.01%, -15.34%, -9.75% and -3.78%, respectively. Over the six months ended February 28, 2009, the Index returned -22.75%.

Fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower during the six-month reporting period. While the asset class rallied on several occasions, it was not enough to offset its sharp losses in September and October 2008. During those two months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned -6.84% and -14.89%, respectively. Over the six months ended February 28, 2009, the EMBI Global returned -12.75%.

Western Asset Global Partners Income Fund Inc.  |  III

Letter from the chairman continued

Performance review

For the six months ended February 28, 2009, Western Asset Global Partners Income Fund Inc. returned -33.84% based on its net asset value (“NAV”)vi and -31.33% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexvii and the EMBI Global, returned -21.50% and -12.75%, respectively, for the same period. The Lipper Global Income Funds Category Averageviii returned -18.94%. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.57 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of February 28, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of February 28, 2009 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$6.96 (NAV)	-33.84%
$6.50 (Market Price)	-31.33%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Special shareholder notice

The Board of Directors of the Fund has approved Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), Western Asset Management Company Ltd in Japan (“Western Japan”) and Western Asset Management Company Limited in London (“Western Asset Limited”) as subadvisers to the Fund under additional subadvisory agreements between Western Asset Management Company (“Western Asset”) and Western Singapore, Western Asset and Western Japan, and Western Asset and Western Asset Limited. Western Asset will supervise Western Singapore’s, Western Japan’s and Western Asset Limited’s provision of services to the Fund. The appointments are effective as of February 3, 2009.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Limited was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A2EN.

IV  |  Western Asset Global Partners Income Fund Inc.

The Western Singapore, Western Japan and the Western Asset Limited offices are responsible, generally, for managing Asian (excluding Japan), Japanese and global and non-U.S. dollar fixed-income mandates, respectively, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. They undertake all investment-related activities including investment management, research and analysis, securities settlement and client services.

While Western Asset will remain ultimately responsible for investment decisions relating to the Fund’s portfolio, Western Singapore, Western Japan and Western Asset Limited will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. The Fund’s current management fee remains unchanged. Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

Western Asset Global Partners Income Fund Inc.  |  V

Letter from the chairman continued

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 27, 2009

VI  |  Western Asset Global Partners Income Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category.

Western Asset Global Partners Income Fund Inc.  |  VII

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — February 28, 2009

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  1

Schedule of investments (unaudited)

February 28, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 68.6%
CONSUMER DISCRETIONARY — 8.8%
	Auto Components — 0.2%
485,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	$189,150
	Visteon Corp., Senior Notes:
509,000	8.250% due 8/1/10	45,810
1,171,000	12.250% due 12/31/16(a)	70,260
	Total Auto Components	305,220
	Automobiles — 0.4%
	Ford Motor Co., Debentures:
265,000	8.875% due 1/15/22	46,375
595,000	8.900% due 1/15/32	104,125
	General Motors Corp.:
1,490,000	Notes, 7.200% due 1/15/11	245,850
1,740,000	Senior Debentures, 8.375% due 7/15/33	239,250
	Total Automobiles	635,600
	Diversified Consumer Services — 0.5%
	Education Management LLC/Education Management Finance Corp.:
45,000	Senior Notes, 8.750% due 6/1/14	42,750
720,000	Senior Subordinated Notes, 10.250% due 6/1/16	676,800
130,000	Service Corp. International, Senior Notes, 7.500% due 4/1/27	101,400
	Total Diversified Consumer Services	820,950
	Hotels, Restaurants & Leisure — 2.1%
	Boyd Gaming Corp., Senior Subordinated Notes:
90,000	6.750% due 4/15/14	47,250
100,000	7.125% due 2/1/16	51,500
590,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(c)(d)	3,009
895,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	152,150
125,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	106,250
675,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	583,875
370,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	186,850
335,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	259,625
	Harrah’s Operating Co. Inc.:
90,000	Senior Notes, 10.750% due 2/1/16	13,050
21,000	Senior Secured Notes, 10.000% due 12/15/18(a)	5,985
440,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	231,000
885,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	110,625

See Notes to Financial Statements.

2  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 2.1% continued
350,000	MGM MIRAGE Inc., Senior Notes, 13.000% due 11/15/13(a)	$253,750
55,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	15,950
569,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(a)	503,565
695,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	260,625
245,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 5.384% due 2/1/14(a)(e)	133,525
	Station Casinos Inc.:
	Senior Notes:
735,000	6.000% due 4/1/12(d)	231,525
185,000	7.750% due 8/15/16(d)	56,425
	Senior Subordinated Notes:
475,000	6.500% due 2/1/14(d)	16,625
50,000	6.625% due 3/15/18(d)	1,750
	Total Hotels, Restaurants & Leisure	3,224,909
	Household Durables — 1.2%
55,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	28,600
1,250,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/49(c)(d)(f)	0
765,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	600,525
665,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	623,437
695,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	585,538
	Total Household Durables	1,838,100
	Internet & Catalog Retail — 0.2%
320,000	Ticketmaster, Senior Notes, 10.750% due 8/1/16(a)	232,000
	Media — 2.7%
	Affinion Group Inc.:
110,000	Senior Notes, 10.125% due 10/15/13	85,800
935,000	Senior Subordinated Notes, 11.500% due 10/15/15	598,400
	CCH I LLC/CCH I Capital Corp.:
270,000	Senior Notes, 11.000% due 10/1/15(d)	21,600
1,989,000	Senior Secured Notes, 11.000% due 10/1/15(d)	179,010
38,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(d)	30,400
	Cengage Learning Acquisitions Inc.:
570,000	Senior Notes, 10.500% due 1/15/15(a)	270,750
450,000	Senior Subordinated Notes, step bond to yield 13.361% due 7/15/15(a)	164,250
130,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(d)(f)	3,575

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  3

Schedule of investments (unaudited) continued

February 28, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Media — 2.7% continued
160,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(d)	$2,400
990,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)(d)	920,700
	CSC Holdings Inc.:
80,000	Senior Debentures, 8.125% due 8/15/09	81,400
345,000	Senior Notes, 6.750% due 4/15/12	332,925
825,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	127,875
75,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	76,125
	DISH DBS Corp., Senior Notes:
280,000	6.625% due 10/1/14	252,700
245,000	7.750% due 5/31/15	227,238
520,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(a)	483,600
1,345,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	26,900
150,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16	7,500
140,000	R.H. Donnelley Inc., 11.750% due 5/15/15(a)	20,300
320,000	Sun Media Corp., 7.625% due 2/15/13	193,600
150,000	Univision Communications Inc., Senior Notes, 7.850% due 7/15/11	86,250
	Total Media	4,193,298
	Multiline Retail — 0.9%
	Dollar General Corp.:
520,000	Senior Notes, 10.625% due 7/15/15	523,900
245,000	Senior Subordinated Notes, 11.875% due 7/15/17(b)	237,650
	Neiman Marcus Group Inc.:
1,235,000	Senior Notes, 9.000% due 10/15/15(b)	494,000
140,000	Senior Secured Notes, 7.125% due 6/1/28	63,700
	Total Multiline Retail	1,319,250
	Specialty Retail — 0.4%
	AutoNation Inc., Senior Notes:
85,000	3.094% due 4/15/13(e)	67,787
95,000	7.000% due 4/15/14	82,175
540,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	288,900
120,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	111,000
235,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	81,369
	Total Specialty Retail	631,231

See Notes to Financial Statements.

4  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Textiles, Apparel & Luxury Goods — 0.2%
325,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	$242,125
	TOTAL CONSUMER DISCRETIONARY	13,442,683
CONSUMER STAPLES — 1.7%
	Beverages — 0.3%
515,000	Constellation Brands Inc., Senior Notes, 7.250% due 9/1/16	487,963
	Food & Staples Retailing — 0.1%
87,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	97,360
	Food Products — 0.5%
	Dole Food Co. Inc., Senior Notes:
90,000	8.625% due 5/1/09	88,650
825,000	7.250% due 6/15/10	742,500
	Total Food Products	831,150
	Household Products — 0.4%
300,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	241,500
325,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	300,625
	Total Household Products	542,125
	Tobacco — 0.4%
	Alliance One International Inc., Senior Notes:
55,000	8.500% due 5/15/12	47,850
620,000	11.000% due 5/15/12	585,900
	Total Tobacco	633,750
	TOTAL CONSUMER STAPLES	2,592,348
ENERGY — 13.3%
	Energy Equipment & Services — 0.4%
355,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	241,844
215,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	140,825
175,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	175,000
70,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	63,073
	Total Energy Equipment & Services	620,742
	Oil, Gas & Consumable Fuels — 12.9%
540,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	337,500
1,675,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,180,875
	Chesapeake Energy Corp., Senior Notes:
430,000	9.500% due 2/15/15	402,050
990,000	6.625% due 1/15/16	814,275
500,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.750% due 5/15/17	390,000
1,132,069	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 2.594% due 4/15/10(a)(b)(e)	594,336

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  5

Schedule of investments (unaudited) continued

February 28, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 12.9% continued
	El Paso Corp.:
860,000	Medium-Term Notes, 7.800% due 8/1/31	$660,329
825,000	Notes, 7.875% due 6/15/12	786,685
	Enterprise Products Operating LP:
350,000	Junior Subordinated Notes, 8.375% due 8/1/66(e)	236,536
260,000	Subordinated Notes, 7.034% due 1/15/68(e)	167,941
805,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	647,019
400,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	366,000
1,410,000	Gaz Capital SA, Senior Secured Notes, 7.288% due 8/16/37(a)	789,600
	Gazprom, Loan Participation Notes:
1,240,000	6.212% due 11/22/16(a)	837,000
260,000	Senior Notes, 6.510% due 3/7/22(a)	153,088
140,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	135,100
765,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	554,625
1,530,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	1,078,650
	Mariner Energy Inc., Senior Notes:
260,000	7.500% due 4/15/13	197,600
120,000	8.000% due 5/15/17	80,400
330,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	235,950
	OPTI Canada Inc., Senior Secured Notes:
160,000	7.875% due 12/15/14	53,600
70,000	8.250% due 12/15/14	24,150
440,000	Parallel Petroleum Corp., 10.250% due 8/1/14	266,200
300,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	202,500
813,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	577,967
470,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	446,500
4,280,000	Petroleos Mexicanos, 8.000% due 5/3/19(a)	4,226,500
470,000	Petroplus Finance Ltd., Senior Notes, 6.750% due 5/1/14(a)	366,600
200,000	Quicksilver Resources Inc., 8.250% due 8/1/15	164,000
	SandRidge Energy Inc., Senior Notes:
335,000	8.625% due 4/1/15(b)	225,288
790,000	8.000% due 6/1/18(a)	620,150
1,090,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(d)	59,950
320,000	Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(a)	304,000
110,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16(a)	78,650
200,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	191,000
95,000	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16(a)	93,813

See Notes to Financial Statements.

6  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Oil, Gas & Consumable Fuels — 12.9% continued
380,000		VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	$12,350
330,000		W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	224,400
725,000		Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	567,312
		Williams Cos. Inc.:
185,000		Notes, 8.750% due 3/15/32	173,384
300,000		Senior Notes, 7.625% due 7/15/19	280,987
		Total Oil, Gas & Consumable Fuels	19,804,860
		TOTAL ENERGY	20,425,602
FINANCIALS — 10.0%
		Capital Markets — 1.0%
1,640,000		Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13(a)	1,496,500
		Commercial Banks — 3.6%
1,150,000		ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	523,250
		HSBK Europe BV:
250,000		9.250% due 10/16/13(a)	103,750
740,000		7.250% due 5/3/17(a)	262,700
		ICICI Bank Ltd., Subordinated Bonds:
186,000		6.375% due 4/30/22(a)(e)	100,996
130,000		6.375% due 4/30/22(a)(e)	69,816
65,777,500	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11(a)(f)	1,400,172
		RSHB Capital, Loan Participation Notes:
		Secured Notes:
731,000		7.175% due 5/16/13(a)	551,174
810,000		7.125% due 1/14/14(a)	562,221
530,000		7.125% due 1/14/14(a)	373,141
100,000		Senior Notes, 6.299% due 5/15/17(a)	58,417
1,686,000		Senior Secured Notes, 6.299% due 5/15/17(a)	977,880
120,000		Senior Secured Notes, 7.175% due 5/16/13(a)	92,046
		TuranAlem Finance BV, Bonds:
475,000		8.250% due 1/22/37(a)	92,625
530,000		8.250% due 1/22/37(a)	82,150
370,000		Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/44(e)	259,213
		Total Commercial Banks	5,509,551

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  7

Schedule of investments (unaudited) continued

February 28, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Consumer Finance — 2.9%
600,000	FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16(a)	$513,000
	Ford Motor Credit Co.:
	Notes:
100,000	7.875% due 6/15/10	66,660
295,000	7.000% due 10/1/13	145,416
	Senior Notes:
862,000	7.246% due 6/15/11(e)	462,248
170,000	4.010% due 1/13/12(e)	83,513
2,680,000	12.000% due 5/15/15	1,561,700
	GMAC LLC:
339,000	7.500% due 12/31/13(a)	142,722
43,000	8.000% due 12/31/18(a)	10,313
1,599,000	8.000% due 11/1/31(a)	718,862
990,000	SLM Corp., Senior Notes, 1.319% due 7/26/10(e)	816,008
	Total Consumer Finance	4,520,442
	Diversified Financial Services — 2.1%
320,000	Capmark Financial Group Inc., 5.875% due 5/10/12	73,480
335,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)(d)	125,625
130,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(a)	123,339
260,000	Galaxy Entertainment Finance Co. Ltd., 7.323% due 12/15/10(a)(e)	196,300
50,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(e)(g)	34,569
	Leucadia National Corp., Senior Notes:
380,000	8.125% due 9/15/15	317,300
140,000	7.125% due 3/15/17	103,600
	TNK-BP Finance SA, Senior Notes:
760,000	7.500% due 7/18/16(a)	459,800
100,000	7.500% due 7/18/16(a)	60,500
1,160,000	7.875% due 3/13/18(a)	667,000
610,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 10.998% due 10/1/15	524,600
525,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	483,000
	Total Diversified Financial Services	3,169,113
	Insurance — 0.1%
880,000	American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58(a)(e)	140,673

See Notes to Financial Statements.

8  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Real Estate Investment Trusts (REITs) — 0.1%
20,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	$8,900
120,000	Host Marriott LP, Senior Notes, 6.375% due 3/15/15	87,000
120,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	102,300
	Total Real Estate Investment Trusts (REITs)	198,200
	Real Estate Management & Development — 0.2%
174,200	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 24.274% due 7/30/15(a)(f)	65,325
	Realogy Corp.:
590,000	10.500% due 4/15/14	126,850
52,306	11.000% due 4/15/14(b)	6,015
640,000	Senior Subordinated Notes, 12.375% due 4/15/15	80,000
	Total Real Estate Management & Development	278,190
	TOTAL FINANCIALS	15,312,669
HEALTH CARE — 5.0%
	Health Care Equipment & Supplies — 0.4%
	Biomet Inc., Senior Notes:
605,000	10.375% due 10/15/17(b)	530,888
85,000	11.625% due 10/15/17	79,050
	Total Health Care Equipment & Supplies	609,938
	Health Care Providers & Services — 4.6%
140,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	133,175
850,000	CRC Health Corp., 10.750% due 2/1/16	539,750
	DaVita Inc.:
310,000	Senior Notes, 6.625% due 3/15/13	303,800
455,000	Senior Subordinated Notes, 7.250% due 3/15/15	443,625
	HCA Inc.:
400,000	Debentures, 7.500% due 12/15/23	223,436
4,000	Senior Notes, 6.250% due 2/15/13	3,140
	Senior Secured Notes:
445,000	9.250% due 11/15/16	408,287
1,365,000	9.625% due 11/15/16(b)	1,143,187
975,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	940,875
	Tenet Healthcare Corp., Senior Notes:
665,000	6.375% due 12/1/11	595,175
160,000	6.500% due 6/1/12	143,200
754,000	7.375% due 2/1/13	640,900
245,000	9.875% due 7/1/14	195,388

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  9

Schedule of investments (unaudited) continued

February 28, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Health Care Providers & Services — 4.6% continued
	Universal Hospital Services Inc., Senior Secured Notes:
130,000	5.943% due 6/1/15(e)	$92,950
635,000	8.500% due 6/1/15(b)	555,625
1,005,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(b)(e)	608,025
	Total Health Care Providers & Services	6,970,538
	Pharmaceuticals — 0.0%
1,515,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(d)	7,575
	TOTAL HEALTH CARE	7,588,051
INDUSTRIALS — 6.4%
	Aerospace & Defense — 0.2%
50,000	BE Aerospace Inc., 8.500% due 7/1/18	40,000
	Hawker Beechcraft Acquisition Co., Senior Notes:
260,000	8.500% due 4/1/15	50,700
1,380,000	8.875% due 4/1/15(b)	124,200
	Total Aerospace & Defense	214,900
	Airlines — 0.9%
	Continental Airlines Inc., Pass-Through Certificates:
157,148	8.312% due 4/2/11	124,933
230,000	7.339% due 4/19/14	147,200
1,130,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	409,625
	Delta Air Lines Inc.:
311,799	8.954% due 8/10/14	191,757
	Pass-Through Certificates:
357,623	6.619% due 3/18/11	321,860
310,000	7.711% due 9/18/11	220,100
	Total Airlines	1,415,475
	Building Products — 0.9%
	Associated Materials Inc.:
1,420,000	Senior Discount Notes, step bond to yield 15.124% due 3/1/14	433,100
170,000	Senior Subordinated Notes, 9.750% due 4/15/12	141,100
758,000	GTL Trade Finance Inc., 7.250% due 10/20/17(a)(h)	699,126
	Nortek Inc.:
250,000	Senior Secured Notes, 10.000% due 12/1/13	101,250
45,000	Senior Subordinated Notes, 8.500% due 9/1/14	7,425
940,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 15.368% due 3/1/14	56,400
	Total Building Products	1,438,401

See Notes to Financial Statements.

10  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Commercial Services & Supplies — 1.6%
1,639,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	$1,491,490
780,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	421,200
2,000,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08(c)(d)(f)	0
	US Investigations Services Inc.:
750,000	11.750% due 5/1/16(a)	525,000
60,000	Senior Subordinated Notes, 10.500% due 11/1/15(a)	48,000
	Total Commercial Services & Supplies	2,485,690
	Construction & Engineering — 0.6%
560,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	537,600
470,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	440,625
	Total Construction & Engineering	978,225
	Electrical Equipment — 0.0%
120,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	31,800
	Industrial Conglomerates — 0.0%
277,846	Sequa Corp., Senior Notes, 13.500% due 12/1/15(a)(b)	45,845
	Machinery — 0.2%
170,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	118,150
120,000	Terex Corp., Senior Subordinated Notes, 8.000% due 11/15/17	97,200
	Total Machinery	215,350
	Road & Rail — 1.3%
1,470,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	558,600
	Kansas City Southern de Mexico, Senior Notes:
1,165,000	9.375% due 5/1/12	1,147,525
160,000	7.625% due 12/1/13	144,800
25,000	7.375% due 6/1/14	22,250
75,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	79,312
	Total Road & Rail	1,952,487
	Trading Companies & Distributors — 0.6%
140,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	81,900
175,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	105,875
430,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	273,050
1,045,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	496,375
	Total Trading Companies & Distributors	957,200
	Transportation Infrastructure — 0.1%
	Swift Transportation Co., Senior Secured Notes:
790,000	8.984% due 5/15/15(a)(e)	75,050
345,000	12.500% due 5/15/17(a)	36,225
	Total Transportation Infrastructure	111,275
	TOTAL INDUSTRIALS	9,846,648

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  11

Schedule of investments (unaudited) continued

February 28, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
INFORMATION TECHNOLOGY — 1.1%
	Communications Equipment — 0.2%
880,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	$323,400
	Electronic Equipment, Instruments & Components — 0.0%
110,000	NXP BV/NXP Funding LLC, Senior Secured Notes, 3.844% due 10/15/13(e)	18,013
	IT Services — 0.6%
445,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(b)	157,975
1,500,000	First Data Corp., 5.625% due 11/1/11	727,500
95,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	65,550
	Total IT Services	951,025
	Semiconductors & Semiconductor Equipment — 0.1%
	Freescale Semiconductor Inc., Senior Notes:
380,000	8.875% due 12/15/14	70,300
80,000	9.125% due 12/15/14(b)	5,600
	Total Semiconductors & Semiconductor Equipment	75,900
	Software — 0.2%
565,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	329,112
	TOTAL INFORMATION TECHNOLOGY	1,697,450
MATERIALS — 7.5%
	Chemicals — 0.8%
750,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	740,625
1,105,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16	35,912
90,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	43,200
450,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12(f)	426,997
	Total Chemicals	1,246,734
	Containers & Packaging — 0.5%
160,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	114,400
325,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(d)(f)	0
200,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16(a)	200,000
560,000	Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14	386,400
	Total Containers & Packaging	700,800
	Metals & Mining — 4.8%
	Evraz Group SA, Notes:
1,040,000	8.875% due 4/24/13(a)	629,200
220,000	8.875% due 4/24/13(a)	133,184
730,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	419,750
1,300,000	Noranda Aluminium Acquisition Corp., 6.595% due 5/15/15(b)(e)	318,500

See Notes to Financial Statements.

12  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Metals & Mining — 4.8% continued
1,010,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	$320,675
1,305,000	Ryerson Inc., Senior Secured Notes, 12.250% due 11/1/15(a)	776,475
4,280,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36(h)	3,709,048
1,530,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	1,078,650
	Total Metals & Mining	7,385,482
	Paper & Forest Products — 1.4%
	Abitibi-Consolidated Co. of Canada:
837,000	15.500% due 7/15/10(a)(d)	179,955
1,300,000	Senior Secured Notes, 13.750% due 4/1/11(a)(d)	929,500
1,430,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	321,750
	NewPage Corp., Senior Secured Notes:
1,315,000	7.420% due 5/1/12(e)	322,175
250,000	10.000% due 5/1/12	76,875
150,368	Newpage Holding Corp., 10.265% due 11/1/13(b)(e)	36,840
600,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	339,000
90,000	Verso Paper Holdings LLC, 11.375% due 8/1/16	19,350
	Total Paper & Forest Products	2,225,445
	TOTAL MATERIALS	11,558,461
TELECOMMUNICATION SERVICES — 9.8%
	Diversified Telecommunication Services — 6.4%
	Axtel SAB de CV, Senior Notes:
70,000	11.000% due 12/15/13	60,550
1,793,000	7.625% due 2/1/17(a)	1,259,582
100,000	7.625% due 2/1/17(a)	70,500
110,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	79,750
405,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)(d)	6,075
350,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	331,625
1,150,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14(a)	1,078,125
435,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 12.070% due 2/1/15(a)	354,525
730,000	Intelsat Jackson Holdings Ltd., Senior Notes, 11.500% due 6/15/16(a)	689,850
400,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	380,000
	Level 3 Financing Inc., Senior Notes:
430,000	12.250% due 3/15/13	298,850
705,000	9.250% due 11/1/14	451,200
40,000	5.485% due 2/15/15(e)	19,400

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  13

Schedule of investments (unaudited) continued

February 28, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Telecommunication Services — 6.4% continued
1,815,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	$1,660,725
615,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	524,288
845,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(a)	310,538
480,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	283,200
	Vimpel Communications, Loan Participation Notes:
520,000	8.375% due 4/30/13(a)	351,000
248,000	Secured Notes, 8.375% due 4/30/13(a)	170,261
395,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	349,081
455,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	458,413
580,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	559,700
	Total Diversified Telecommunication Services	9,747,238
	Wireless Telecommunication Services — 3.4%
420,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	493,500
700,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17(h)	654,293
190,000	iPCS Inc., Senior Secured Notes, 3.295% due 5/1/13(e)	137,750
	MetroPCS Wireless Inc., Senior Notes:
300,000	9.250% due 11/1/14(a)	283,500
195,000	9.250% due 11/1/14	185,250
	Sprint Capital Corp., Senior Notes:
795,000	7.625% due 1/30/11	689,950
720,000	8.375% due 3/15/12	583,564
220,000	6.875% due 11/15/28	121,785
1,285,000	8.750% due 3/15/32	775,540
	True Move Co., Ltd.:
950,000	10.375% due 8/1/14(a)	365,750
2,430,000	Notes, 10.750% due 12/16/13(a)	959,850
	Total Wireless Telecommunication Services	5,250,732
	TOTAL TELECOMMUNICATION SERVICES	14,997,970
UTILITIES — 5.0%
	Electric Utilities — 0.4%
560,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	509,600
440,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(b)	195,800
	Total Electric Utilities	705,400

See Notes to Financial Statements.

14  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Gas Utilities — 0.2%
270,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	$255,150
	Independent Power Producers & Energy Traders — 4.4%
500,000	AES Corp., Senior Notes, 9.375% due 9/15/10	490,000
	Dynegy Holdings Inc.:
480,000	Senior Debentures, 7.625% due 10/15/26	194,400
	Senior Notes:
345,000	7.500% due 6/1/15	215,625
520,000	7.750% due 6/1/19	317,200
280,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	210,000
	Edison Mission Energy, Senior Notes:
610,000	7.750% due 6/15/16	558,150
350,000	7.200% due 5/15/19	293,125
440,000	7.625% due 5/15/27	332,200
5,670,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(b)	2,523,150
805,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	740,600
	NRG Energy Inc., Senior Notes:
875,000	7.250% due 2/1/14	826,875
85,000	7.375% due 1/15/17	78,838
	Total Independent Power Producers & Energy Traders	6,780,163
	TOTAL UTILITIES	7,740,713
	TOTAL CORPORATE BONDS & NOTES (Cost — $164,590,850)	105,202,595
ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
	Diversified Financial Services — 0.0%
987,700	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(d)(f) (Cost — $987,700)	0
CONVERTIBLE BONDS & NOTES — 0.6%
CONSUMER DISCRETIONARY — 0.4%
	Media — 0.4%
1,095,000	Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	577,612
INDUSTRIALS — 0.2%
	Marine — 0.2%
570,000	Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	277,875
	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $1,076,177)	855,487

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  15

Schedule of investments (unaudited) continued

February 28, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
COLLATERALIZED SENIOR LOANS — 0.9%
CONSUMER DISCRETIONARY — 0.3%
		Auto Components — 0.3%
726,653		Allison Transmission Inc., Term Loan B, 3.258% due 8/7/14(e)	$487,766
ENERGY — 0.4%
		Energy Equipment & Services — 0.4%
791,527		Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(d)(e)	558,027
MATERIALS — 0.2%
		Containers & Packaging — 0.1%
1,127,528		Berry Plastics Corp., Senior Term Loan, 8.421% due 6/15/14(e)	248,056
		Paper & Forest Products — 0.1%
229,856		Verso Paper Holdings LLC, 10.012% due 2/1/13(e)	86,196
		TOTAL MATERIALS	334,252
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,682,285)	1,380,045
SOVEREIGN BONDS — 28.9%
		Argentina — 1.2%
		Republic of Argentina:
4,199,000		Bonds, 7.000% due 9/12/13	1,390,919
1,299,524		Discount Notes, 8.280% due 12/31/33(f)(h)	383,359
5,670,000		GDP Linked Securities, 1.330% due 12/15/35(e)(f)	153,090
		Total Argentina	1,927,368
		Brazil — 9.2%
9,001,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 1/1/12	3,649,263
		Federative Republic of Brazil, Collective Action Securities:
2,185,000		8.750% due 2/4/25	2,485,438
7,298,000		Notes, 8.000% due 1/15/18(h)	7,907,383
		Total Brazil	14,042,084
		Colombia — 1.4%
		Republic of Colombia:
100,000		7.375% due 1/27/17	101,050
2,190,000		7.375% due 9/18/37(h)	2,014,800
		Total Colombia	2,115,850
		Egypt — 0.3%
2,810,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12(a)(f)	436,554
		Gabon — 0.2%
512,000		Gabonese Republic, 8.200% due 12/12/17(a)	335,360
		Indonesia — 1.1%
		Republic of Indonesia:
7,931,000,000	IDR	10.250% due 7/15/22	496,189
4,954,000,000	IDR	11.000% due 9/15/25	316,642

See Notes to Financial Statements.

16  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Indonesia — 1.1% continued
5,058,000,000	IDR	10.250% due 7/15/27	$299,042
250,000		8.500% due 10/12/35(a)	186,250
5,998,000,000	IDR	9.750% due 5/15/37	325,556
		Total Indonesia	1,623,679
		Mexico — 0.1%
160,000		United Mexican States, Medium-Term Notes, 5.625% due 1/15/17	155,120
		Panama — 1.9%
		Republic of Panama:
1,807,000		7.250% due 3/15/15	1,874,762
1,139,000		6.700% due 1/26/36(h)	1,002,320
		Total Panama	2,877,082
		Peru — 1.1%
		Republic of Peru:
381,000		Bonds, 6.550% due 3/14/37	349,568
140,000		Global Senior Bonds, 8.375% due 5/3/16	156,800
1,200,000		Global Bonds, 7.350% due 7/21/25(h)	1,230,000
		Total Peru	1,736,368
		Russia — 2.1%
		Russian Federation:
42,000		12.750% due 6/24/28(a)	53,550
3,508,400		7.500% due 3/31/30(a)	3,129,107
		Total Russia	3,182,657
		Turkey — 6.7%
		Republic of Turkey:
575,000		11.875% due 1/15/30(h)	728,870
5,120,000		Collective Action Securities, Notes, 7.375% due 2/5/25	4,326,400
7,026,000		Notes, 6.875% due 3/17/36(h)	5,287,065
		Total Turkey	10,342,335
		Venezuela — 3.6%
		Bolivarian Republic of Venezuela:
3,733,000		8.500% due 10/8/14	2,165,140
4,267,000		5.750% due 2/26/16(a)	2,048,160
233,000		7.650% due 4/21/25	101,937
		Collective Action Securities:
1,982,000		9.375% due 1/13/34	991,000
391,000		Notes, 10.750% due 9/19/13	271,745
		Total Venezuela	5,577,982
		TOTAL SOVEREIGN BONDS (Cost — $58,772,577)	44,352,439

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  17

Schedule of investments (unaudited) continued

February 28, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SHARES	SECURITY	VALUE
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Household Durables — 0.0%
5,389	Mattress Holding Corp.(d)(f)*	$0
INDUSTRIALS — 0.0%
	Machinery — 0.0%
5	Glasstech Inc.(d)(f)*	0
INFORMATION TECHNOLOGY — 0.0%
	Computers & Peripherals — 0.0%
12,166	Axiohm Transaction Solutions Inc.(d)(f)*	0
	TOTAL COMMON STOCKS (Cost — $54)	0
PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
1	ION Media Networks Inc., Series B, 12.000%(d)(f)*	0
FINANCIALS — 0.1%
	Consumer Finance — 0.1%
399	Preferred Blocker Inc., 7.000%(a)	68,154
	Diversified Financial Services — 0.0%
6,800	Preferred Plus, Trust, Series FRD-1, 7.400%	24,888
300	Saturns, Series F 2003-5, 8.125%	1,050
	TCR Holdings Corp.:
4,091	Class B Shares, 0.000%(d)(f)*	0
2,250	Class C Shares, 0.000%(d)(f)*	0
5,932	Class D Shares, 0.000%(d)(f)*	0
12,271	Class E Shares, 0.000%(d)(f)*	0
	Total Diversified Financial Services	25,938
	Thrifts & Mortgage Finance — 0.0%
11,600	Federal National Mortgage Association (FNMA), 8.250%(i)*	9,512
	TOTAL FINANCIALS	103,604
INDUSTRIALS — 0.0%
	Machinery — 0.0%
5	Glasstech Inc., 0.000%(d)(f)*	0
	TOTAL PREFERRED STOCKS (Cost — $534,124)	103,604
CONVERTIBLE PREFERRED STOCKS — 0.3%
FINANCIALS — 0.3%
	Diversified Financial Services — 0.3%
940	Bank of America Corp.	338,400
7,800	Citigroup Inc.	122,850
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $1,323,882)	461,250

See Notes to Financial Statements.

18  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SHARES	SECURITY	VALUE
ESCROWED SHARES — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Textiles, Apparel & Luxury Goods — 0.0%
625,000	Pillowtex Corp., 9.000% due 12/15/49(d)(f)* (Cost — $0)	$0
WARRANTS
WARRANTS — 0.1%
9,125	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20(f)* (Cost — $0)	159,688
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $229,967,649)	152,515,108
FACE AMOUNT
SHORT-TERM INVESTMENT — 0.5%
	Repurchase Agreement — 0.5%
$737,000	Morgan Stanley tri-party repurchase agreement dated 2/27/09, 0.220% due 3/2/09; Proceeds at maturity — $737,014; (Fully collateralized by U.S. government agency obligation, 5.000% due 6/11/09; Market value — $762,407) (Cost — $737,000)	737,000
	TOTAL INVESTMENTS — 100.0% (Cost — $230,704,649#)	$153,252,108

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is currently in default.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2009.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(i)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	– Brazilian Real
EGP	– Egyptian Pound
GDP	– Gross Domestic Product
GMAC	– General Motors Acceptance Corp.
IDR	– Indonesian Rupiah
OJSC	– Open Joint Stock Company
RUB	– Russian Ruble

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  19

Statement of assets and liabilities (unaudited)

February 28, 2009

ASSETS:
Investments, at value (Cost — $230,704,649)	$153,252,108
Foreign currency, at value (Cost — $471,360)	372,172
Cash	552
Dividends and interest receivable	4,932,705
Receivable for securities sold	1,234,627
Deposits with brokers for swap contracts	1,100,000
Unrealized appreciation on swaps	48,415
Receivable for open swap contracts	31,652
Prepaid expenses	1,959
Total Assets	160,974,190
LIABILITIES:
Loan payable (Note 4)	33,000,000
Payable for open reverse repurchase agreement	18,181,235
Unrealized depreciation on swaps	1,417,941
Payable for securities purchased	1,001,417
Premiums received for open swaps	444,575
Interest payable	189,264
Investment management fee payable	91,105
Payable for open swap contracts	2,669
Accrued expenses	136,655
Total Liabilities	54,464,861
TOTAL NET ASSETS	$106,509,329
NET ASSETS:
Par value ($0.001 par value; 15,292,209 shares issued and outstanding; 100,000,000 shares authorized)	$15,292
Paid-in capital in excess of par value	205,954,093
Undistributed net investment income	2,107,138
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(22,607,746)
Net unrealized depreciation on investments, swap contracts and foreign currencies	(78,959,448)
TOTAL NET ASSETS	$106,509,329
Shares Outstanding	15,292,209
Net Asset Value	$6.96

See Notes to Financial Statements.

20  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended February 28, 2009

INVESTMENT INCOME:
Interest	$ 10,909,651
Dividends	90,703
Less: Foreign taxes withheld	(6,489)
Total Investment Income	10,993,865
EXPENSES:
Interest expense (Notes 3 and 4)	992,854
Investment management fee (Note 2)	635,033
Commitment fees	218,122
Shareholder reports	58,180
Legal fees	45,086
Audit and tax	38,741
Custody fees	23,478
Directors’ fees	19,367
Transfer agent fees	13,318
Stock exchange listing fees	11,842
Insurance	2,322
Miscellaneous expenses	5,416
Total Expenses	2,063,759
NET INVESTMENT INCOME	8,930,106
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(15,526,767)
Written options	18,900
Swap contracts	136,589
Foreign currency transactions	(180,362)
Net Realized Loss	(15,551,640)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(51,196,966)
Swap contracts	(511,566)
Foreign currencies	(161,070)
Change in Net Unrealized Appreciation/Depreciation	(51,869,602)
NET LOSS ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(67,421,242)
DECREASE IN NET ASSETS FROM OPERATIONS	$(58,491,136)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  21

Statements of changes in net assets

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2009 (unaudited) AND THE YEAR ENDED AUGUST 31, 2008	2009	2008
OPERATIONS:
Net investment income	$ 8,930,106	$ 17,500,935
Net realized loss	(15,551,640)	(4,341,620)
Change in net unrealized appreciation/depreciation	(51,869,602)	(16,939,697)
Decrease in Net Assets From Operations	(58,491,136)	(3,780,382)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(8,716,086)	(14,999,215)
Decrease in Net Assets From Distributions to Shareholders	(8,716,086)	(14,999,215)
FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestments of distributions (2,489 and 0 shares issued, respectively)	16,590	—
Increase in Net Assets From Fund Share Transactions	16,590	—
DECREASE IN NET ASSETS	(67,190,632)	(18,779,597)
NET ASSETS:
Beginning of period	173,699,961	192,479,558
End of period*	$106,509,329	$173,699,961
* Includes undistributed net investment income of:	$2,107,138	$1,893,118

See Notes to Financial Statements.

22  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended February 28, 2009

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$10,058,537
Operating expenses paid	(1,160,690)
Interest paid	(1,031,839)
Net sales and maturities of short-term investments	9,996,934
Realized gain on options	18,900
Realized gain on swap contracts	136,589
Realized loss on foreign currency transactions	(180,362)
Net change in unrealized depreciation on foreign currencies	(161,070)
Purchases of long-term investments	(33,764,000)
Proceeds from disposition of long-term investments	44,442,273
Change in premium for swap contracts	(123,313)
Change in payable for open forward currency contracts	(14,622)
Change in payable on swap contracts	(170)
Net Cash Provided By Operating Activities	28,217,167
CASH FLOWS USED BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock (net of reinvestment of distributions)	(8,699,496)
Paydown on loan	(2,000,000)
Cash paid on reverse repurchase agreements	(17,526,011)
Net Cash Flows Used By Financing Activities	(28,225,507)
NET DECREASE IN CASH	(8,340)
Cash, Beginning of year	381,064
Cash, End of year	$372,724
RECONCILIATION OF DECREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Decrease in Net Assets From Operations	$(58,491,136)
Accretion of discount on investments	(1,131,800)
Amortization of premium on investments	111,403
Decrease in investments, at value	87,837,909
Increase in payable for securities purchased	153,430
Decrease in interest and dividends receivable	85,056
Increase in premium for written swaps	123,313
Decrease in swap contracts payable	(170)
Increase in receivable for securities sold	(327,446)
Decrease in payable for open forward currency contracts	(14,622)
Decrease in prepaid expenses	14,164
Decrease in interest payable	(38,985)
Decrease in accrued expenses	(103,949)
Total Adjustments	86,708,303
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$28,217,167
NON-CASH FINANCING ACTIVITIES:
Proceeds from reinvestment of dividends	$16,590

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  23

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:

	2009[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$11.36	$12.59	$12.93	$13.06	$12.17	$11.55
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.58	1.14	0.93	0.97	1.07	1.15
Net realized and unrealized gain (loss)	(4.41)	(1.39)	(0.32)[2]	(0.14)	1.01	0.89
Total income (loss) from operations	(3.83)	(0.25)	0.61	0.83	2.08	2.04
LESS DISTRIBUTIONS FROM:
Net investment income	(0.57)	(0.98)	(0.95)	(0.96)	(1.19)	(1.43)
Total distributions	(0.57)	(0.98)	(0.95)	(0.96)	(1.19)	(1.43)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—	—	—	—	—	0.01
NET ASSET VALUE, END OF PERIOD	$6.96	$11.36	$12.59	$12.93	$13.06	$12.17
MARKET PRICE, END OF PERIOD	$6.50	$10.30	$11.27	$11.77	$12.78	$14.03
Total return, based on NAV[3,4]	(33.84)%	(2.16)%	4.59%[5]	6.70%	17.88%	18.63%
Total return, based on Market Price Per Share[4]	(31.33)%	0.11%	3.36%	0.08%	(0.39)%	18.86%
NET ASSETS, END OF PERIOD (000s)	$106,509	$173,700	$192,480	$197,724	$199,698	$184,936
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	3.41%[6]	2.77%	2.96%	3.27%	2.68%	2.11%
Gross expenses, excluding interest expense	1.77 [6]	1.31	1.31	1.23	1.26	1.27
Net expenses	3.41 [6]	2.77	2.96 [7]	3.27 [7]	2.68	2.11
Net expenses, excluding interest expense	1.77 [6]	1.31	1.31 [7]	1.23 [7]	1.26	1.27
Net investment income	14.77 [6]	9.38	7.03	7.25	8.43	9.64
PORTFOLIO TURNOVER RATE	20%	46%	75%	71%	49%	69%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Period (000s)	$33,000	$35,000	$35,000	$47,124	$59,124	$59,124
Weighted Average Loan (000s)	$34,006	$35,000	$37,657	$56,461	$59,124	$59,124
Weighted Average Interest Rate on Loans	3.77%	4.32%	5.63%	5.90%	3.79%	2.41%

[1]	For the six months ended February 28, 2009 (unaudited).
[2]

The investment manager reimbursed the Fund for losses incurred resulting from an investment transaction error. The impact of this reimbursement to net realized and unrealized gain was less than $0.01 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The impact of the reimbursement of the Fund for the losses incurred, resulting from an investment transaction error, to Fund’s total return was less than 0.01%.
[6]	Annualized.
[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective September 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  25

Notes to financial statements (unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	FEBRUARY 28, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$153,252,108	$564,854	$151,489,238	$1,198,016
Other financial instruments*	(1,369,526)	—	(1,369,526)	—
Total	$151,882,582	$564,854	$150,119,712	$1,198,016

*  Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	INVESTMENTS IN SECURITIES
Balance as of August 31, 2008	$414,412
Accrued premiums/discounts	—
Realized gain (loss)	(1,350,570	)(1)
Change in unrealized appreciation (depreciation)	1,350,516	(2)
Net purchases (sales)	8,418
Transfers in and/or out of Level 3	775,240
Balance as of February 28, 2009	$1,198,016
Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(5,644,472	)(2)

(1)             This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

(2)             This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

26  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

(c) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  27

Notes to financial statements (unaudited) continued

status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised,

28  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation.

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  29

Notes to financial statements (unaudited) continued

Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend

30  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(l) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Effective February 3, 2009, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), Western Asset Management Company Ltd. in Japan (“Western Japan”) and Western Asset Management Company Limited in London (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  31

Notes to financial statements (unaudited) continued

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, effective February 3, 2009, Western Asset pays Western Singapore, Western Japan and Western Limited a subadvisory fee of 0.30% on assets managed by each subadvisor.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended February 28, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

INVESTMENTS
Purchases	$33,917,430
Sales	44,792,473

At February 28, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 2,181,851
Gross unrealized depreciation	(79,634,392)
Net unrealized depreciation	$(77,452,541)

Transactions in reverse repurchase agreements for the Fund during the six months ended February 28, 2009 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING*
$25,347,372	2.73%	$35,707,246

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.75% to 7.00% during the six months ended February 28, 2009. Interest expense incurred on reverse repurchase agreements totaled $348,179.

32  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

At February 28, 2009, the Fund had the following open reverse repurchase agreements:

FACE AMOUNT	SECURITY	VALUE
$ 393,750	Reverse Repurchase Agreement with Credit Suisse, dated 12/19/08 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $700,000 America Movil SAB de C.V., 5.625% due 11/15/17; Market value (including accrued interest) $665,823	$393,750

950,640	Reverse Repurchase Agreement with Credit Suisse, dated 12/19/08 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $1,200,000 Republic of Peru, 7.350% due 7/21/25; Market value (including accrued interest) $1,239,502	950,640

1,635,711	Reverse Repurchase Agreement with Credit Suisse, dated 12/19/08 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $2,190,000 Republic of Columbia, 7.375% due 9/18/37; Market value (including accrued interest) $2,087,971	1,635,711

683,400	Reverse Repurchase Agreement with Credit Suisse, dated 11/10/08 bearing 3.000% to be repurchased at an amount and date to be determined, collateralized by: $1,139,000 Republic of Panama, 6.700% due 1/26/36; Market value (including accrued interest) $1,009,488	683,400

653,545	Reverse Repurchase Agreement with Credit Suisse, dated 12/19/08 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $737,358	653,545

3,888,891	Reverse Repurchase Agreement with Credit Suisse, dated 11/19/08 bearing 3.000% to be repurchased at an amount and date to be determined, collateralized by: $7,026,000 Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) $5,507,234	3,888,891

2,505,512	Reverse Repurchase Agreement with Credit Suisse, dated 12/19/08 bearing 2.000% to be repurchased at an amount and date to be determined, collateralized by: $4,280,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $3,790,333	2,505,512

6,749,190	Reverse Repurchase Agreement with Credit Suisse, dated 1/8/08 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $7,298,000 Federative Republic of Brazil, 8.000% due 1/15/18; Market value (including accrued interest) $7,979,960	6,749,190

454,421	Reverse Repurchase Agreement with Credit Suisse, dated 2/11/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $758,000 GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) $719,055	454,421

266,175	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 10/27/08 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,050,000 Republic of Argentina, 8.280% due 12/31/33; Market value (including accrued interest) $324,320	266,175
	Total Reverse Repurchase Agreements (Cost — $18,181,235)	$18,181,235

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  33

Notes to financial statements (unaudited) continued

During the six months ended February 28, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding August 31, 2008	—	—
Options written	2,800,000	$ 61,250
Options closed	—	—
Options expired	(2,800,000)	(61,250)
Written options, outstanding February 28, 2009	—	—

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Barclay’s Capital Inc. (CDX North America Investment Grade High Volatility Index #8)	$12,600,000	6/20/12	0.750% quarterly	$(1,507,173)	$(265,536)	$(1,241,637)
Credit Suisse First Boston Inc. (CDX North America High Yield Index)	679,000	6/20/13	5.000% quarterly	(170,764)	(79,080)	(91,684)
Credit Suisse First Boston Inc. (CDX North America High Yield Index)	679,000	6/20/13	5.000% quarterly	(170,764)	(86,144)	(84,620)
Net unrealized depreciation on sales of credit default swaps on credit indices						$(1,417,941)

CREDIT DEFAULT SWAP ON CREDIT INDICES—BUY PROTECTION(4)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION
Barclay’s Capital Inc. (CDX North America Investment Grade High Volatility Index #10)	$290,001	6/20/13	3.500% quarterly	$25,950	$(10,192)	$36,142
Barclay’s Capital Inc. (CDX North America Investment Grade High Volatility Index #10)	96,667	6/20/13	3.500% quarterly	8,650	(3,623)	12,273
Net unrealized appreciation on buys of credit default swaps on credit indices						$48,415

34  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

(1)             If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)             The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)             The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)             If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡                    Percentage shown is an annual percentage rate.

At February 28, 2009, the Fund had total unrealized depreciation of $1,369,526 from swap contracts.

4. Loan

At February 28, 2009, the Fund had a $55,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated November 20, 2006, among the Fund, Panterra Funding LLC (the “Lender”) and Citibank N.A. (“Citibank”) as secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total credit line available, whether used or unused. For the six months ended February 28, 2009, the Fund incurred a commitment fee in the amount of $218,122. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended February 28, 2009, the Fund incurred interest expense on this loan in the amount of $644,675. At February 28, 2009, the Fund had $33,000,000 of borrowings outstanding under this credit agreement.

5. Distributions subsequent to February 28, 2009

On February 9, 2009, the Fund’s Board declared three dividends, each in the amount of $0.095 per share, payable on March 27, 2009, April 24, 2009 and May 29, 2009 to shareholders of record on March 20, 2009, April 17, 2009 and May 22, 2009, respectively.

6. Capital loss carryforward

On August 31, 2008, the Fund had a net capital loss carryforward of approximately $2,127,258, of which $2,016,166 expires in 2010 and $111,092

Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report  |  35

Notes to financial statements (unaudited) continued

expires in 2016. This amount will be available to offset like amounts of any future taxable gains.

7. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

36  |  Western Asset Global Partners Income Fund Inc. 2009 Semi-Annual Report

Board approval of management agreement and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Global Partners Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (“Western” or the “Subadviser”), on an annual basis. In response to a request by the independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, Western and their corporate parent, Legg Mason, Inc. (“Legg Mason”), to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (together with the Fund, the “Legg Mason Closed-end Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Fund and the other Legg Mason Closed-end Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and the other Legg Mason Closed-end Funds (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the

Western Asset Global Partners Income Fund Inc.  |  37

Board approval of management agreement and subadvisory agreements (unaudited) continued

Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory Agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates and the Contract Renewal Information, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end leveraged global income funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of nine funds for the 1- and 3-year periods ended June 30, 2008 and six funds for the 5- and 10-year periods ended June 30, 2008. The

38  |  Western Asset Global Partners Income Fund Inc.

Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2008 was ranked eighth and sixth, respectively, among the funds in the Performance Universe for those periods and was below the Performance Universe median for both periods. The Lipper Performance Information, however, showed that the Fund’s performance for the 5- and 10-year periods ended June 30, 2008 in each case was ranked first among the funds in the Performance Universe for that period. Among other things, the Manager discussed with the Board the reasons for the Fund’s performance for the 1- and 3-year periods and noted the Fund’s top performance rankings for the 5- and 10-year periods, although performance for the two longer periods was achieved by a predecessor portfolio management team. The Manager further noted that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance, while disappointing, did not support a decision against continuation of the Management and Sub-advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Universe consisted of the Fund and three other closed-end leveraged global income funds, as classified by Lipper. The four funds in the Expense Universe had average net common share assets ranging from $126.4 million to $418.7 million. Two of the Performance Universe funds were larger than the Fund and one fund was smaller.

Western Asset Global Partners Income Fund Inc.  |  39

Board approval of management agreement and subadvisory agreements (unaudited) continued

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the contractual Management Fee was ranked third among the four funds in the Expense Universe and was above (worse than) the Expense Universe median. The Lipper Expense Information also showed that, on the basis of common share assets only, the actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Universe and was below (better than) the Expense Universe median and the Fund’s actual total expenses were ranked third among the funds in the Expense Universe and were above (worse than) the Expense Universe median. The Lipper Expense Information showed that, on the basis of both common share and leveraged assets, the Fund’s actual Management Fee and actual total expenses both were ranked third among the funds in the Expense Universe and were below the Expense Universe median. With respect to the Fund’s contractual Management Fee, the Manager noted that the small number of funds in the Expense Universe, which included funds varying widely in size and two other funds managed by the Subadviser, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation

40  |  Western Asset Global Partners Income Fund Inc.

methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 1 percent over the period covered by the analysis. However, the Board noted that the Fund’s profitability had increased by 23 percent in the period from 2005 to 2007. Under the Fund’s circumstances, the Board did not consider profitability to be such as to support a determination against continuation of the Management and Sub-advisory Agreements but determined that Fund profitability remained at a level meriting continued monitoring.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of

Western Asset Global Partners Income Fund Inc.  |  41

Board approval of management agreement and subadvisory agreements (unaudited) continued

the Management and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Board approval of new non-U.S. sub-advisory agreements

Certain additional investment advisory arrangements between the Subadviser and non-U.S. affiliates of the Subadviser were approved by the Board during 2008 prior to the Contract Renewal Meeting. In this regard, at an in-person meeting held on August 13, 2008 (the “August Board Meeting”), the Board, including the Independent Directors, approved sub-advisory agreements (collectively, the “Non-U.S. Sub-Advisory Agreements”) between the Subadviser and each of Western Asset Management Company Ltd (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (London) (collectively, the “Non-U.S. Subadvisers”) for initial terms of two years. After that term, the Non-U.S. Sub-Advisory Agreements will continue in effect only so long as such continuance is approved annually by the Board of Directors, including a majority of the Independent Directors, or by the shareholders of the Fund. Prior to the August Board Meeting, the Board received information regarding the Non-U.S. Subadvisers and their proposed roles in the management of the Fund’s portfolio. At the August Board Meeting, the Manager and the Subadviser made a presentation to the Board in support of their request and recommendation for approval of the Non-U.S. Sub-Advisory Agreements. The Manager noted that the Sub-Advisory Agreement authorizes the Subadviser to retain, subject to the requirements of the 1940 Act, one or more subadvisers to manage all or a portion of the investment portfolio of the Fund so long as the Subadviser supervises the activities of each such subadviser. The Manager advised the Board that the Subadviser would remain the subadviser to the Fund with authority and responsibility for establishment of the investment strategies and program for the Fund and that the Manager and Subadviser would continue to be responsible for the conformity of portfolio investments with the Fund’s investment strategies and program. The Manager noted that there already was a high degree of integration of the advisory operations of the Subadviser and its affiliates. Among other things, the Manager advised that all investment personnel of the Non-U.S. Subadvisers reported, and would continue to report, to the Chief Investment Officer and Deputy Chief Investment Officer of the Subadviser and that personnel of the Non-U.S. Subadvisers, such as analysts, legal and compliance information technology and investment support personnel, also ultimately report to the Subadviser’s department heads. The Non-U.S. Subadvisers have been involved in the investment process relating to the Subadviser’s general investment strategy development and in discussions relating to implementation of that strategy as members of the management team. The Non-U.S. Subadvisers

42  |  Western Asset Global Partners Income Fund Inc.

have access to the Subadviser’s research and other resources. The Manager explained in support of its request and recommendation for approval of the Non-U.S. Sub-Advisory Agreements that the Non-U.S. Subadvisers, among other things, would offer a local presence, along with trading and investment expertise, in their respective regions and would be expected to provide related operational efficiencies.

The Manager and the Subadviser assured the Board that appointment of the Non-U.S. Subadvisers would not result in any material change in the nature, scope or quality of investment advisory services. The Manager and the Fund’s Chief Compliance Officer also discussed the compliance programs and policies and procedures of the Non-U.S. Subadvisers with the Board and provided assurances that such programs, policies and procedures satisfy applicable legal and regulatory requirements.

The Manager noted that the terms and conditions of the Non-U.S. Sub-Advisory Agreements are substantially the same as the terms and conditions of the existing Sub-Advisory Agreement and that the Subadviser would be responsible for payment of the Non-U.S. Subadvisers’ fees out of its fee. Therefore, the aggregate fees paid by the Fund for services contemplated by the Management and Sub-Advisory Agreements would not increase as a result of the approval of the Non-U.S. Sub-Advisory Agreements.

The Manager advised the Board that the transfer of responsibilities to the Non-U.S. Subadvisers pursuant to the Non-U.S. Sub-Advisory Agreements would not constitute an “assignment” of the Sub-Advisory Agreement, as defined in the 1940 Act, resulting in an automatic termination of the Management Agreement and would not be deemed a material amendment of the Management Agreement or Sub-Advisory Agreement requiring shareholder approval of the new Non-U.S. Sub-Advisory Agreements. The Manager undertook to obtain, and has obtained, an opinion of counsel to that effect from a law firm with significant expertise in 1940 Act matters.

The Board approved the new Non-U.S. Sub-Advisory Agreements based substantially upon the authority of the Subadviser to appoint subadvisers under the existing Sub-Advisory Agreement; the assurances of the Manager and Subadviser that there would be no diminution in the nature, scope or quality of the investment advisory and other services provided to the Fund as a result of the new Non-U.S. Sub-Advisory Agreements; the absence of any increase in the aggregate fees paid by the Fund for services contemplated by the Management and Sub-Advisory Agreements; the assurances of the Manager and Subadviser that they would continue to be directly responsible for the Fund’s investment strategy and program and for supervision of the Non-U.S. Subadvisers’ activities in furtherance of the Fund’s investment strategy and program; and the advice of the Manager and Subadviser and their counsel that the transfer of responsibilities to the Non-U.S. Subadvisers pursuant to the Non-U.S. Sub-Advisory Agreements would not constitute an “assignment” and, therefore, would not cause a termination of the Management or Sub-Advisory Agreements

Western Asset Global Partners Income Fund Inc.  |  43

Board approval of management agreement and subadvisory agreements (unaudited) continued

or require approval of the Non-U.S. Sub-Advisory Agreements under the 1940 Act. In approving the proposal, the Board considered its findings at its meeting held on November 12 and 13, 2008 in approving the continuation of the Management and Sub-Advisory Agreements for an additional period of one year, including its findings as to the nature, quality and scope of services provided to the Fund; the reasonableness of the aggregate fees paid by the Fund; whether economies of scale have been realized and are being shared appropriately with the Fund’s shareholders; and profitability of the Fund relationship to the Manager and its affiliates. The Board concluded, after considering relevant factors, including the factors described above, that the proposed Non-U.S. Sub-Advisory Agreements would not affect those prior findings and that approval of the Non-U.S. Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders, and unanimously voted to approve the Agreements. The Independent Directors were represented by separate independent legal counsel in their consideration of the Non-U.S. Sub-Advisory Agreements and, prior to voting, discussed the proposed approval of the Non-U.S. Sub-Advisory Agreements in a private session with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

44  |  Western Asset Global Partners Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global Partners Income Fund Inc. was held on December 30, 2008, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

NOMINEES	VOTES FOR	VOTES WITHHELD
Carol L. Colman	11,700,309	612,643
Paolo M. Cucchi	11,683,059	629,893
Leslie H. Gelb	11,654,753	658,200

At February 28, 2009, in addition to Carol L. Colman, Paolo M. Cucchi and Leslie H. Gelb, the other Directors of the Fund were as follows:

Daniel P. Cronin
R. Jay Gerken, CFA
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

Western Asset Global Partners Income Fund Inc.  |  45

Dividend reinvestment and cash purchase plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Global Partners Income Fund Inc. (“Fund”), on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to

46  |  Western Asset Global Partners Income Fund Inc.

a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases

Western Asset Global Partners Income Fund Inc.  |  47

Dividend reinvestment and cash purchase plan (unaudited) continued

shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent,

48  |  Western Asset Global Partners Income Fund Inc.

with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Global Partners Income Fund Inc.  |  49

Western Asset Global Partners Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadviser
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Western Asset Management Company Pte. Ltd. in Singapore
Jeswald W. Salacuse
Western Asset Management Company Ltd. in Japan
Officers
R. Jay Gerken, CFA	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
1 Lincoln Street
Kaprel Ozsolak	Boston, Massachusetts 02111
Chief Financial Officer and Treasurer
Transfer agent
Ted P. Becker	American Stock Transfer & Trust Company
Chief Compliance Officer	59 Maiden Lane
New York, New York 10038
Robert I. Frenkel
Secretary and Chief Legal Officer	Independent registered public accounting firm
KPMG LLP
Thomas Mandia	345 Park Avenue
Assistant Secretary	New York, New York 10154

Steven Frank	Legal counsel
Controller	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Albert Laskaj	New York, New York 10017
Controller
New York Stock Exchange Symbol
Western Asset Global Partners Income Fund Inc.	GDF
55 Water Street
New York, New York 10041

Western Asset Global Partners Income Fund Inc.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04030 4/09 SR09-778

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Partners Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:    May 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:    May 5, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global Partners Income Fund Inc.

Date:    May 5, 2009